UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2026
MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Oceana Way
Norwood, MA 02062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (781) 277-0007

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 23, 2026, MariMed Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission in connection with a special meeting of stockholders to seek approval of a reverse stock split of the Company’s common stock (the “Reverse Stock Split Proposal”).

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the Reverse Stock Split Proposal. This communication does not contain all the information that should be considered concerning the Reverse Stock Split Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Stock Split Proposal. In connection with the Reverse Stock Split Proposal, the Company has filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”). Stockholders and other interested persons are urged to read the definitive proxy statement and all other relevant documents filed with the SEC as such documents will contain important information about the Company and the Reverse Stock Split Proposal. The definitive proxy statement and other relevant materials for the Reverse Stock Split Proposal will be made available to stockholders of the Company as of the record date for the special meeting. Investors and security holders will also be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or via the Company’s website, www.marimedinc.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Reverse Stock Split Proposal. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests in the Reverse Stock Split Proposal, is set forth in the definitive proxy statement for the Special Meeting filed with the SEC on September 22, 2026. The definitive proxy statement may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Caution Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding the proposed listing of the Company’s common stock on a national exchange and affect and impact of the Reverse Stock Split are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on the Company’s current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, its ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in the Company’s reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: September 23, 2026
	By:	/s/ Mario Pinho
Mario Pinho
Chief Financial Officer